UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2009

_________________

CHINA DIRECT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 363-7333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

On December 29, 2009 the audit committee of the Board of Directors of China Direct Industries, Inc. (the “Company”) determined that the Company’s December 31, 2008 financial statements included in its Form 10-K filed on March 31, 2009 could not be relied upon.

The December 31, 2008 financial statements included in the Company’s Form 10-K filed on March 31, 2009 with the SEC, contained an error related to the method of calculating the other-than-temporary impairment of available for sale securities.  Accordingly, the consolidated balance sheets, consolidated statements of operations, consolidated statement of stockholders’ equity, and consolidated statement of cash flows for the calendar year ended December 31, 2008 have been restated to correct the accounting treatment previously accorded the other-than-temporary impairment treatment and will be included in the Company’s Transition Report on Form 10-K for the fiscal year ended September 30, 2009.  Furthermore, the Company discontinued a component of its business which also affected its financial statements for the year ended December 31, 2008.

The effect of correcting this error and the discontinued operations on the Company’s consolidated balance sheet at December 31, 2008, and consolidated statement of operations and statement of cash flows for the year ended December 31, 2008 is shown in the table below.  There was no net effect on comprehensive income from this error and all other changes to the Company’s consolidated statement of equity will be shown in the tables provided for in the consolidated balance sheet and consolidated statement of operations.  Additionally, for accounts affected by the restatement error and adjustments related to the retrospective presentation of discontinued operations are also shown.

Consolidate Balance Sheet Data	December 31, 2008
	As filed	Adjustment to Restate	Adjustment for discontinued operations	Restated
Shareholders' equity
Accumulated other comprehensive (loss) income	$(11,711,021)	$3,393,533	-	$(8,317,488)
Retained Earnings	$17,037,407	$(3,393,533)	-	$13,643,874

Consolidated Statement of Operations Data	For the year ended December 31, 2008
	As filed	Adjustment to Restate	Adjustment for discontinued operations	Restated
Realized loss on Other Than Temporary Impairment	$(4,127,555)	$(3,393,533)	$-	$(7,521,088)
Total other expense	$(3,279,746)	$(3,393,533)	$(103,767)	$(6,777,046)
Net income from continuing operations before income taxes	$17,689,043	$(3,393,533)	$(976,457)	$13,319,053
Net income from continuing operations net of income taxes	$17,421,798	$(3,393,533)	$(590,861)	$13,437,404
Net Income	$17,476,417	$(3,393,533)	$(289,522)	$13,793,362
Net income attributable to China Direct Industries, Inc.	$11,398,607	$(3,393,533)	$-	$8,005,074
Income applicable to common stockholders	$4,951,278	$(3,393,533)	$-	$1,557,745

Basic and diluted income (loss) per common share:
Basic	$0.22	$(0.15)	$(0.15)	$0.07
Diluted	$0.20	$(0.14)	$(0.14)	$0.06

Consolidated Statements of Cash Flows Data	For the year ended December 31, 2008
	As filed	Adjustment to Restate	Adjustment for discontinued operations	Restated
Net income	$17,476,417	$(3,393,533)	$(289,522)	$13,793,362
Realized loss on investment in marketable securities - Other Than Temporary Impairment	$4,127,555	$3,393,533	$-	$7,521,088

	For the year ended December 31, 2008
Consolidated Statement of Changes in Equity	As filed	Adjustment to Restate	Adjustment to Restate	Restated
Net income for the year ended December 31, 2008	$11,398,607	$(3,393,533)	$-	$8,005,074
Unrealized loss on marketable securities available for sale	$(11,213,394)	$3,393,533	$-	$(7,819,861)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT INDUSTRIES, INC.

Date: December 31, 2009	/s/ Yuejian (James) Wang
Yuejian (James) Wang President and Chief Executive Officer